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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITOR'S CONSENT

     We consent to the use in this Registration Statement of Crescent Banking Company on Form S-2 (Amendment No. 4) of our report, dated March 18, 2002, appearing in the Prospectus, which is a part of this Registration Statement. We also consent to the reference to our Firm under the caption "Experts" in such Prospectus.

                                 /s/ Mauldin & Jenkins, LLC

Atlanta, Georgia
April 29, 2002